PINE GROVE ALTERNATIVE FUND

Supplement dated May 23, 2016 to the Prospectus dated July 31, 2015, as supplemented on August 19, 2015

On May 11, 2016, upon recommendation of FRM Investment Management (USA) LLC (the "Adviser"), the Board of Trustees ("Board") of the Pine Grove Alternative Fund (the "Fund") approved a Plan of Liquidation and Dissolution (the "Plan").  In connection with the liquidation of the Fund, the Board has authorized a final tender wherein the Fund will offer to repurchase any outstanding shares in exchange for cash.  The final tender offer is expected to commence on May 23, 2016, with a valuation date of September 30, 2016.  Shortly after September 30, 2016, the Fund intends to make an in-kind distribution to any remaining shareholders of the Fund's assets, which are expected to consist entirely of a new class of shares of beneficial interest of the Pine Grove Alternative Institutional Fund (the "Master Fund") with the same fee structure as the Fund.  Thereafter, the Fund will be terminated and dissolved.

In anticipation of the liquidation, the Fund will stop accepting purchases into the Fund on or around May 11, 2016.

You may be subject to federal, state, local or foreign taxes on the repurchase of shares in connection with the final tender offer and with the distribution in-kind of the Fund's assets.  You should consult your tax adviser for information regarding all tax consequences applicable to your investment in a Fund.

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For more information, please contact a Fund customer service representative toll free at 855-699-3103

PLEASE RETAIN FOR FUTURE REFERENCE.